EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: August 2001

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)                       X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                         X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    9/17/01
--------------------------------------          ---------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    9/17/01
--------------------------------------          ---------
Signature of Authorized Invididual                Date


/s/ Catherine V. Merlino CFO                    9/17/01
--------------------------------------          ---------
Printed Name of Authorized Individual             Date

MOR-1-Bank Statements

The August bank statements for the various CHASE accounts were unavailable as of September 17, 2001.

Case Number: 00-32578(NLW)
                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                        August 1, 2001 - August 31, 2001

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Multi-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 8/1/01                           7,949,592    23,900     75,908      4,814,617     94,837   28,144  12,986,999    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)         1,127,000    38,000     94,000                                     1,259,000   15,906,930
Management fees                                                                                                  0    1,050,516
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                                                                                             0    1,259,798
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                           5,296                                                              5,296      409,772
Caton                                    14,962                                                             14,962      166,543
Notes, loans & other receivables         31,401                                                             31,401    3,536,966
Sub-lease                                                                                                        0        7,300
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,533,544
Multi-family Sales                       12,456                                                             12,456    4,602,062
Transition service fee                                                                                           0      515,000
Interest income-Bankruptcy                9,836                              6,137        121       36      16,130      186,185
                                   --------------------------------------------------------------------------------------------

Total Receipts                        1,200,951    38,000     94,000         6,137        121       36   1,339,245   39,647,992

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                    (56,689)  (163,829)                                     (220,518)  (6,100,434)
Insurance                               (21,988)                                                           (21,988)    (847,173)
Administrative                         (161,425)                (825)                                     (162,250)  (2,953,716)
Taxes                                   (30,000)                                                           (30,000)    (340,881)
Other(see attached schedule)            (45,213)                                                           (45,213)  (1,647,004)
Transfers (to DIP accounts)          (1,259,000)                                                        (1,259,000) (15,906,930)
Restructuring Costs                    (776,254)                                                          (776,254)  (2,997,860)
US Trustee Quarterly Fees                                                                                        0      (41,750)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements             (2,293,880)  (56,689)  (164,654)            0          0        0  (2,515,223) (30,835,748)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                        (1,092,929)  (18,689)   (70,654)        6,137        121       36  (1,175,978)   8,812,244
                                   --------------------------------------------------------------------------------------------

Cash August 31, 2001                  6,856,663     5,211      5,254     4,820,754     94,958   28,180  11,811,021   11,811,021
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         2,515,223
Less: Transfers to Debtor in Possession accounts           (1,259,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                            1,256,223
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:OO-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
August 1, 2001-August 31, 2001

Disbursements-Other

Property Funding-operations          45,213 (1)
                                  ---------
                                     45,213
                                  =========

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
August 31, 2001

Beginning Balance @8/01/01                                            22,092.07

Add: Cash Receipts                                                 1,259,000.00
Less: Cash Disbursements                                          (1,166,879.96)
                                                                   ------------

Book Balance @8/31/01                                                114,212.11

Less: Deposits and transit
Add: Outstanding Checks
                                                                   ------------

Bank Balance @8/31/01                                                114,212.11
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
August 31, 2001

  Deposit                                                    Deposit
   Date                 Description                          Amount
----------------------------------------------------------------------

   8/1/01   Transfer from Chase money market acct.          72,000.00
   8/3/01   Transfer from Chase money market acct.          20,000.00
  8/13/01   Transfer from Chase money market acct.          52,000.00
  8/14/01   Transfer from Chase money market acct.          70,000.00
  8/15/01   Transfer from Chase money market acct.          30,000.00
  8/20/01   Transfer from Chase money market acct.          25,000.00
  8/27/01   Transfer from Chase money market acct.          98,000.00
  8/28/01   Transfer from Chase money market acct.          62,000.00
  8/29/01   Transfer from Chase money market acct.         830,000.00
                                                        -------------

                                                         1,259,000.00
                                                        =============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
August 31, 2001

Beginning Balance @8/01/01                                         7,927,499.51

Add: Cash Receipts                                                    73,950.61
Less: Cash Disbursements                                          (1,259,000.00)
                                                                   ------------

Book Balance @8/31/01                                              6,742,450.12

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @8/31/01                                              6,742,450.12
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
August 31, 2001

                                                                       GCL
                                                                 ---------------
Vendor refund                                     8/1/01                  278.46
Cashflow                                          8/2/01               21,570.94
Caton                                             8/2/01               14,962.76
Add'l sales proceeds                              8/3/01               12,456.18
Cashflow                                         8/14/01                9,828.66
Vendor refund                                    8/14/01                   72.28
COBRA receipts                                   8/15/01                1,705.00
COBRA receipts                                   8/27/01                3,190.00
Vendor refund                                    8/27/01                   10.98
Expense reimbursement                            8/31/01                   39.39
Interest Income                                  8/31/01                9,835.96
                                                                 ---------------
                                                                       73,950.61
                                                                 ===============

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISPENSEMENTS
August 31, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.     8/1/01       72,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.     8/3/01       20,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/13/01       52,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/14/01       70,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/15/01       30,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/20/01       25,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/27/01       98,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/28/01       62,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    8/29/01      830,000.00
                                                                                -------------
                                                                                 1,259,000.00
                                                                                =============

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                       August
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                   23,899.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            19,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase            19,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                        8/3/01             (18,555.16)
--------------------------------------------------------------------------------
                                                 8/16/01            (18,706.86)
--------------------------------------------------------------------------------
                                                 8/31/01            (18,927.61)
--------------------------------------------------------------------------------
401-k transfer                                   8/3/01                (166.17)
--------------------------------------------------------------------------------
401-k transfer                                   8/16/01               (166.17)
--------------------------------------------------------------------------------
401-k transfer                                   8/31/01               (166.17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,211.60
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                8/31/01 401K                        166.17
--------------------------------------------------------------------------------
                                   ck#3392                              989.22
--------------------------------------------------------------------------------
                                   ck#3393                            1,831.03
--------------------------------------------------------------------------------
                                   ck#3394                            6,167.66
--------------------------------------------------------------------------------
                                   ck#3396                            1,052.60
--------------------------------------------------------------------------------
                                   ck#3397                            3,241.96
--------------------------------------------------------------------------------
                                   ck#3398                            4,410.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     17,859.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         23,070.88
                                                                     =========
--------------------------------------------------------------------------------
Per Bank Statement                                                   23,070.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR.WK4
--------------------------------------------------------------------------------
                                                                    August 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                   75,908.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L                                     WT fm Chase         47,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         47,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                             8/3/01        (43,215.41)
--------------------------------------------------------------------------------
                                                     8/16/01        (23,005.83)
--------------------------------------------------------------------------------
                                                     8/31/01        (24,967.65)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                         8/3/01        (27,258.23)
--------------------------------------------------------------------------------
Payroll taxes                                        8/16/01        (21,613.49)
--------------------------------------------------------------------------------
Payroll taxes                                        8/31/01        (19,832.57)
--------------------------------------------------------------------------------
Payroll taxes                                       FL-SUIER            (33.01)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1300             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1302             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1303             (1,311.50)
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 8/3/01             (91.98)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 8/16/01           (666.51)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 8/17/01            (34.00)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------
Other-Safety deposit box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,254.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                             ck#1303              1,311.50
--------------------------------------------------------------------------------
                                                 ck#3383              2,963.59
--------------------------------------------------------------------------------
                                                 ck#3384              1,690.73
--------------------------------------------------------------------------------
                                                 ck#3386              2,283.40
--------------------------------------------------------------------------------
                                                 ck#3388              5,679.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                             13,929.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         19,184.05
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   19,184.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
August 31, 2001

Beginning Balance @8/01/01                                   4,814,616.91

Add: Cash Receipts-
Add. Cash Receipts-interest income                               6,137.46
Less: Cash Disbursements-transfer to Chase Checking
                                                             ------------

Book Balance @8/31/01                                        4,820,754.37

Less: Deposits in Transit                                            0.00
Add: Outstanding Checks                                              0.00
                                                             ------------

Bank Balance @8/31/01                                        4,820,754.37
                                                             ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
August 31, 2001

Beginning Balance @8/01/01                                      94,837.41

Add: Cash Receipts-Interest Income                                 120.89
Less: Cash Disbursements                                             0.00
                                                                ---------

Book Balance @8/31/01                                           94,958.30

Less: Deposits in Transit                                            0.00
Add: Outstanding Checks                                              0.00
                                                                ---------

Bank Balance @8/31/01                                           94,958.30
                                                                =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
August 31, 2001

Beginning Balance @8/01/01                                      28,144.16

Add: Cash Receipts                                                  35.88
Less: Cash Disbursements                                             0.00
                                                                ---------

Book Balance @8/31/01                                           28,180.04

Less: Deposits in Transit                                            0.00
Add: Outstanding Checks                                              0.00
                                                                ---------

Bank Balance @8/31/01                                           28,180.04
                                                                =========

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                        August 1, 2001 - August 31, 2001

                                                             Cumulative Filing
                                                   8/31/01         to Date
                                              --------------------------------
Revenues:

Management Fee Income                                    0          2,279,074
General Partner Fees                                     0            304,645
Interest Income                                     23,878         10,169,987
Deferred Profit Earned                              44,217            842,588
Loss from Wholly-Owned Subsidiaries                      0         (2,283,377)
Loss from Joint Ventures                                 0         (1,183,855)
Other Income                                             0            515,000
                                              --------------------------------

Total Revenues                                      68,095         1O,644,062

Administrative Expenses:

Travel                                               4,570             71,599
Telephone                                            6,563            286,060
Federal Express                                      2,932             60,949
Postage                                                  0             38,964
Office Supplies & Expense                            5,969            256,887
Outside Storage                                      1,631             28,170
Miscellaneous                                            0             42,021
ADP                                                  1,157             11,960
Legal & Accounting                                  42,191            133,409
Licenses & Filing Fees                               1,308             43,832
Recruitment                                             63              8,855
Printing                                               274              8,765
Caton Expenses                                      25,025            256,017
Rent                                                27,381            957,741
Computer Equipment Maintenance                       1,788            181,118
Insurance                                           27,214            658,202
Equipment Leases                                     4,144            132,960
Office Salaries and expenses                       222,664          5,991,724
Director's Fees                                          0              9,500
Interest                                                 0             25,874
Corporate Taxes                                     30,080            253,098
Amortization                                             0            472,545
                                              --------------------------------

Total Administrative Expenses                      404,954          9,930,250
                                              --------------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)             (12,456)        24,803,427
                                              --------------------------------

Total Expenses                                     392,498         34,733,677
                                              --------------------------------
Net Income (Loss) Before Reorganization
  Expenses                                        (324,403)       (24,089,615)
                                              --------------------------------

Restructuring Expenses:
Administrative fees                                 (3,906)          (320,435)
Professional fees                                 (226,163)        (3,324,842)
US Trustee Quarterly Fees                                0            (41,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                   16,130            186,186
                                              --------------------------------

Total Reorganization Expenses                     (213,939)        (3,500,841)
                                              --------------------------------

Net Income (Loss)                                 (538,342)       (27,590,456)
                                              ================================

Note (1):

(a) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                 Balance Sheet
                                August 31, 2001

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------
Assets:

Cash                                                 11,811,021       2,998,777
Notes & Receivables                                 173,284,301     227,986,234
Investments                                           8,197,789      16,099,729
Construction in Progress                                     (0)        739,486
Furniture & Equipment-net                               335,292       4,658,158
Other Assets                                         16,733,582      18,526,143
                                                --------------------------------

Total Assets                                        210,361,985     271,008,527
                                                ================================
Liabilities Not Subject to Compromise:

Accounts Payable                                        269,690         549,781
Professional Fees                                       943,158              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,212,848         549,781
                                                --------------------------------

Deferred Income                                      44,167,246      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         94,289,084     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,425,112      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      182,931,475     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (34,806,881)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (17,949,584)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            210,361,985     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                      Reporting Period: Month of August 2001
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No         Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       40,803            40,803      8/3,8/17,8/31      see attached      (0)
FICA-Employee              (0)        8,851             8,851      8/3,8/17,8/31      see attached      (0)
FICA-Employer              (0)        8,851             8,851      8/3,8/17,8/31      see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        58,505            58,505                  0                 0       0
                         -------------------------------------------------------------------------------------
State & Local

Withholding                 0        10,130            10,130      8/3,8/17,8/31      see attached       0
Sales
Excise
Unemployment                0            70                70      8/3,8/17,8/31      see attached       0
Real Property
Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0        10,200            10,200                  0                 0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       68,704            68,704                  0                 0       0
                         =====================================================================================

Case Number:OO-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: August 31, 2001

                                                        Number of Days Past Due

                            Current     O-30       31-60    61-90   Over 90     Total
                           ----------------------------------------------------------
Accounts Payable                        7,382       538         0    24,535    32,455
Accrued expenses                                                     19,805    19,805
Taxes Payable                24,014                                            24,014
Other                       187,602                                   5,414   193,016
                           ----------------------------------------------------------
Total Post Petition Debts   211,616     7,382       538         0    49,754   269,290
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                           Case Number 0O-32578 (NLW)
                          Reporting Period - August 2001

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------